DEFERRED INCOME	12 Months Ended
Dec. 31, 2019
DEFERRED INCOME
DEFERRED INCOME

21)  DEFERRED INCOME

	12.31.19	12.31.18
Disposal of PP&E (1)	94,383	89,835
Government grants (2)	61,613	94,335
Contractual Liabilities - IFRS 15 (3)	499,035	532,207
Other (4)	63,051	59,658
Total	718,082	776,035

Current	506,181	525,509
Non-current	211,901	250,526

(1)   Includes the net balances of the residual values from sale of non-strategic towers and rooftops, transferred to income as the conditions for recognition are fulfilled and a portion of the amount arising from the sale of the Tamboré and Curitiba (CIC) data centers to a company controlled by Asterion Industrial Partners SGEIC, S.A, to be recognized in profit or loss over 10 years, pursuant to contractual conditions.

(2)   This refers to: i) government subsidy arising from funds obtained from credit lines to be used in the acquisition of domestic equipment, which have been amortized over the useful life cycle of the equipment; and ii) subsidies arising from projects related to state taxes, which are being amortized over the contractual period.

(3)   Refers to the balance of contractual liabilities of customers, being deferred to the extent that they relate to performance obligations that are satisfied over time.

(4)   Includes amounts of the reimbursement for costs for leaving radio frequency sub-bands 2,500MHz to 2,690MHz due to cancellation of the Multichannel Multipoint Distribution Service.

Changes in contractual liabilities (IFRS 15), mainly related to the sale of prepaid credits in the years ended December 31, 2019 and 2018:

Initial adoption on 01.01.18	178,897
Reclassification on 01.01.18	383,688
Additions	7,271,614
Write-offs, net	(7,301,992)
Balance on 12.31.18	532,207
Additions	6,762,607
Write-offs, net	(6,795,779)
Balance on 12.31.19	499,035

Current	468,776
Non-current	30,259

Below, we present the expected periods of realization of contractual liabilities.

Year
2020	468,776
2021	11,342
2022	3,468
2023	3,468
2024	3,468
2025 onwards	8,513
Total	499,035